RECENT DEVELOPMENTS	6 Months Ended
Jun. 30, 2018
RECENT DEVELOPMENTS [Abstract]
RECENT DEVELOPMENTS
NOTE 3        -        RECENT DEVELOPMENTS

A.	Wells Fargo Credit Line

In February 2018, Jazz and Wells Fargo signed an amendment to the credit line agreement according to which the amended secured asset-based revolving credit line was extended to be available until February 2023, with a total maximal drawdown amount of $70,000 (the “Credit Line Agreement”). The agreement and the borrowing availability are subject to certain customary financial ratios and covenants and the applicable interest on any borrowings under the Credit Line Agreement is at a rate equal to, at lender’s option, either the lender’s prime rate plus 0.0% to 0.5% per annum or the LIBOR rate plus 1.25% to 1.75% per annum. Outstanding loans borrowed under this line as of June 30, 2018 were $0 and borrowing availability was $70,000 of which approximately $1,000 was utilized through letters of credit.

B.	TPSCo Loans from Japanese Financial Institutions

In June 2018, TPSCo early repaid its outstanding loans due 2018-2020 carrying floating interest rates of TIBOR plus 1.65% to TIBOR plus 2% and refinanced them with 11 Billion JPY (approximately $100,000) new asset-based loan agreements with JA Mitsui Leasing, Ltd., Sumitomo Mitsui Trust Bank, Limited (SMTB) and Sumitomo Mitsui Banking Corporation (SMBC) (“JP Loan”). The JP Loan includes three years grace period with final maturity of seven years and it carries a fixed interest rate of 1.95% per annum. Principal is payable in nine semiannual payments starting June 2021 until June 2025. The JP Loan is secured by a lien over the machinery and equipment of TPSCo located in Uozu and Tonami manufacturing facilities.

The JP Loan also contains certain financial ratios and covenants, as well as customary definitions of events of default and acceleration of the repayment schedule. TPSCo’s obligations pursuant to the JP Loan are not guaranteed by Tower or any of its affiliates. As of June 30, 2018, TPSCo was in compliance with all of the financial ratios and covenants under this JP Loan.

C.	Equity Grants to CEO and Directors

On July 3, 2018, the Company's shareholders approved the grant of the following Restricted Stock Units (“RSUs”) to the Company's CEO and members of the Board of Directors under the Company’s 2013 Share Incentive Plan: (i) 107,290 time vested RSUs and 71,527 performance based RSUs to the CEO, which RSUs will vest linearly over a three-year period, 33% at the end of each year of the 3 years following the grant date for a compensation value of $3,900; and, in addition, 50,435 performance based RSUs vesting over three years, with 65% vesting at the first anniversary of the grant, additional 25% at the second anniversary and the remaining at the third anniversary for an additional compensation value of $1,100; (ii) 13,755 time vested RSUs to the chairman of the Board of Directors (“the Chairman”) for a total compensation value of $300, to vest linearly over a three-year period, 33% at the end of each year of the 3 years following the grant date; and (iii) 3,438 time vested RSUs to each of the 8 members of the Board of Directors (other than to the Chairman and the CEO), for an aggregate compensation value of $600, vesting over a two-year period, with 50% vesting at the end of the first anniversary of the date of grant and 50% on the second anniversary of the date of grant.

D.	TJT Bank Loan

In July 2018, TJT early repaid JA Mitsui Leasing Capital Corporation its $40,000 asset-based term loan, which carried interest rate of LIBOR+2.0% per annum.